SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.          )

Filed by the Registrant [X]

Filed by a party other than the Registrant [  ]

Check the appropriate box:

//          Preliminary Proxy Statement

//          Definitive Proxy Statement

/X/       Definitive Additional Materials

//          Soliciting Material pursuant to Rule 14a-11(c) or Section Rule 14a-12

//          Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e) (2))

T. Rowe Price International Funds, Inc. 002-65539/811-2958

________________________________________________________________

(Name of Registrant as Specified in its Charter)

T. Rowe Price Emerging Europe & Mediterranean Fund 002-65539/811-2958

________________________________________________________________

(Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]       No fee required.

[   ]       Fee computed on table below per Exchange Act Rules 14a-6(i) and 0-11.

1)                  Title of each class of securities to which transaction applies:

____________________________________________________

2)                  Aggregate number of securities to which transaction applies:

____________________________________________________

3)                  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined:

____________________________________________________

4)                  Proposed maximum aggregate value of transaction:

____________________________________________________

5)                  Total fee paid:

____________________________________________________

                        [   ] Fee paid previously with preliminary materials.

____________________________________________________

[   ]       Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)                  Amount previously paid:

____________________________________________________

2)                  Form, schedule, or Registration Statement no.:

____________________________________________________

3)                  Filing party:

____________________________________________________

4)                  Date filed:

___________________________________________________

T. ROWE PRICE EMERGING EUROPE & MEDITERRANEAN FUND IVR SCRIPT:  1-800-545-3393

{Prompt 1} (INTRO)

“Thank you for calling the telephone proxy voting center for the T. Rowe Price Emerging Europe and Mediterranean Fund.  Please listen carefully to the instructions for voting your proxy.  Be sure that you have carefully reviewed and understand the proxy materials.  If you have questions regarding the proxy materials you received, you may press zero at any time during this call and you will be transferred to a representative. To vote your proxy, it will require that you have your proxy card handy.”

*** If 0 (Zero) entered at any time during the call, transfer to a representative ***

*** Go to prompt 2 ***

{Prompt 2} (CONTROL)

“Please enter the control number from the proxy card.”

            *** If wrong digits entered go to prompt 2a, else go to prompt 4 ***

{Prompt 2a} (NO_CONTROL)

“I did not recognize the control number.”

*** Go to prompt 2 ***

{Prompt 4} (BOARD)

“The Board of Directors recommends that you vote FOR the following proposal:”

*** Go to prompt 5 ***

{Prompt 5} (PROP1)

“Proposal 1: To approve or disapproved a proposal to amend the Fund’s investment objective so that the Fund seeks to provide long-term growth of capital through investments primarily in the common stocks of companies located, or with primary operations, in the emerging market countries of Europe.”

“If you are voting FOR the Proposal, press 1.”

“If you are voting AGAINST the Proposal, press 2.”

“If you are voting ABSTAIN from the Proposal, press 3.”

            *** Validate entry, if option 1 or 2 or 3, go to prompt 6, else go to Prompt 5b. After three invalid attempts send call to representative ***

{Prompt 5b}

“I’m sorry; I did not recognize your entry.”

*** go to prompt 5 ***

{Prompt 6} (FINAL_VOTE)

            “Thank you.  Your vote has been accepted.”

            “You have voted {state voting position for proposal 1} Proposa1 1.”

*** go to prompt 7 ***

{Prompt 7} (CLOSE)

            “If you want to revote your proxy, press 1.”

“If you have an additional proxy you would like to vote, press 2.”

            “To end this call, press 3.”

            “To transfer to a representative, press 0.”

*** If 1 entered go to prompt 4.  If 2 entered go to prompt 2.  If 3 entered go to prompt 8.  If 0 (Zero) entered transfer to a Representative.  Anything else, go to Prompt 8 ***

{Prompt 8} (CLOSE)

            “Your vote is important. Thank you for voting. Goodbye.”

*** Hang up the call ***